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                                                                EXHIBIT 99.4.1

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF A LETTER AGREEMENT DATED AUGUST 29, 1996 BETWEEN MERCURY AIR GROUP, INC. AND RAYTHEON AIRCRAFT SERVICES, INC.



Principal Sum: U.S. $4,650,000.00
Due Date:  ______________________
Done at Wichita, Kansas


                           NEGOTIABLE PROMISSORY NOTE

         On this 21st day of June, 1996, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MERCURY AIR GROUP, INC., a New York corporation, with its principal place of business at 5456 McConnell Avenue, Los Angeles, California 90066 (hereinafter "Debtor"), unconditionally promises to pay to the order of RAYTHEON AIRCRAFT SERVICES, INC. (hereinafter "Secured Party") or its assigns, the sum of Four Million Six Hundred Fifty Thousand and 00/100 United States Dollars (U.S. $4,650,000.00) (hereinafter "Principal Sum"), together with accrued interest at the applicable Interest Rate specified below and such other charges and fees as herein provided. This Negotiable Promissory Note is sometimes hereinafter referred to as the "Promissory Note" or the "Agreement".

         FOR SUCH PURPOSES AS HEREINAFTER SPECIFIED, THE "COMMENCEMENT DATE" OF THIS PROMISSORY NOTE SHALL BE THE DATE THE PARTIES CLOSE THEIR TRANSACTION UNDER THE ASSET PURCHASE AGREEMENT DATED APRIL 8, 1996. The Principal Sum and accrued interest shall be repaid by Debtor to Secured Party over a period of eight (8) years (hereinafter "Financing Term") in accordance with the terms and subject to the conditions specified below:

         1. Interest Rate. In addition to Debtor's repayment of the Principal Sum, Debtor shall pay interest to Secured Party on the unpaid balance of the Principal Sum at the applicable rate of interest hereinafter specified. Debtor's payment of accrued interest shall be made in conjunction with its quarterly payments of principal as specified below in Section 2. The applicable rates of interest throughout the Financing Term shall be as follows:

         (a) During the eight year (8) year period following the Commencement Date hereof (Quarters 1 through 32 of the Financing Term), interest shall accrue on the unpaid balance of the Principal Sum and be paid by Debtor at an annual rate equal to the rate from time to time announced by the Bank of America (New York, N.Y) as its prime rate of interest (hereinafter "Prime Rate"). The effective rate of interest shall be adjusted on the first business day of each calendar year quarter (i.e., January 1, April 1, July 1 and October
                 1) to reflect any increase or decrease in the Prime Rate as of that date.

         The annual rate of interest applicable hereunder from time to time, as specified above, is sometimes referred to herein as the "Interest Rate". All interest shall be calculated on the basis of a 360-day year and actual days outstanding. Notwithstanding





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anything set forth herein to the contrary, in no event shall the Interest Rate payable hereunder be higher than the maximum amount permitted under applicable law.

         2. Payment of Principal and Interest. The Principal Sum shall be repaid by Debtor to Secured Party, together with accrued interest at the applicable Interest Rate specified above in Section 1, in thirty-two (32) consecutive quarterly installment payments due in Quarters 1 through 32 of the Financing Term. The amount of each respective quarterly installment payment is hereinbelow specified. Debtor's first quarterly installment payment shall be due and payable on or before the first day of the first calendar quarter immediately following the Commencement Date hereof (Quarter 1 of the Financing Term, "Initial Payment Date"). Each subsequent quarterly installment payment shall be paid by Debtor on the same date of each succeeding calendar quarter. The final quarterly installment payment shall be due and payable thirty-two
(32) quarters following the Commencement Date of this Promissory Note (hereinafter "Due Date").

         The amount of Debtor's quarterly payments due hereunder during the Financing Term shall be as follows:

         (a) The initial quarterly installment shall be based upon an amortization, over thirty-two (32) calendar quarters, of the unpaid balance of the Principal Sum of this Promissory Note, using the Interest Rate in effect as of the date hereof. From and after each date on which the Prime Rate shall change (a "Change Date") following the Initial Payment Date, the amount of the quarterly installment of principal and interest due on the first day of the calendar quarter following such Change Date shall be recalculated using the Interest Rate in effect on the Change Date and based upon the unpaid balance of the Principal Sum of this Promissory Note as of the Change Date and an amortization of thirty-two (32) calendar quarters less the number of quarters elapsed since the Initial Payment Date. Such revised amount shall be the new quarterly principal and interest payment under the Promissory Note beginning as of the first day of the calendar quarter following such Change Date and continuing until the first day of the calendar quarter following the next Change Date. On the Due Date, the Debtor shall pay to the Secured Party a final installment equal to the unpaid balance of the Principal Sum then remaining outstanding, plus all accrued and unpaid interest.

         3. Repayment and Prepayment. The aforesaid payments of principal and interest shall be made to Secured Party at its office in Wichita, Kansas. All payments shall be due and payable, without demand or notice to Debtor, in strict accordance with the aforesaid





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quarterly schedule of payments.  Any payment due on a non-business day may be made on the next succeeding business day. Debtor's payments hereunder, when received, shall be applied first to the payment of accrued and unpaid interest (computed upon the unpaid balance of the Principal Sum) and any late payment charges owed as of the date such payment is received by Secured Party (if any), and the remainder of Debtor's payment shall be applied to payment of the unpaid Principal Sum. The unpaid Principal Sum and all accrued interest and late payment charges due hereunder must be paid in full on the Due Date.
Debtor may prepay the unpaid balance of the Principal Sum in part or in full at any time and without any penalty.

         4.      Late Payment Charge.  In the event Debtor is more than ten
(10) days late in making any payment due hereunder as specified above, a late payment charge in an amount equal to three percent (3%) of the amount of the delayed payment shall be assessed against Debtor and added to the amount of the delayed payment due hereunder for the purpose of defraying Secured Party's expenses incident to handling the delinquent payment. Any late payment charge assessed against Debtor shall be immediately due and payable to Secured Party. The late payment charge shall be in addition to, and not in lieu of, any other remedy provided to Secured Party in this Agreement for default by Debtor.

         5. Secured Transaction. To secure the payment of Debtor's obligation hereunder and any and all other indebtedness owed by Debtor to Secured Party (whether now existing or hereafter arising), as well as any renewals, extensions or changes in the form of said obligation or indebtedness, Debtor has contemporaneously herewith executed five purchase money Deeds of Trust (hereinafter "Security Agreement") granting to Secured Party a security interest in the property described in such Security Agreement. It is specifically understood and agreed that the leasehold estates owned by Debtor at Ontario, California shall not be security for this Note.

         6. Purpose of Loan. Debtor warrants and represents to Secured Party that this loan is for business, commercial or agricultural purposes and not primarily for personal, family or household purposes.

         7. Debtor's Default. The parties agree that the occurrence of any of the following events shall constitute an "Event of Default":

                 (a) Debtor's failure to make any timely payment of either principal, interest, late payment charges or any other amount required to be paid hereunder, or Debtor's failure to pay any amount required under the security agreement or Asset Purchase Agreement between Debtor and Secured Party;





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                 (b)      Debtors failure to perform any promise, agreement,
                          obligation, warranty or covenant made by it herein or in the Security Agreement, Asset Purchase Agreement or any other agreement;

                 (c) Debtor's failure to maintain the insurance coverage as specified in the Security Agreement;

                 (d) any material misrepresentation made by Debtor to Secured Party in connection with the Security Agreement or this Agreement;

                 (e) entry of a money judgment in excess of $750,000 against Debtor, if such judgment is nonappealable and remains undischarged or unstayed for a period in excess of sixty (60) days;

                 (f) dissolution, termination of existence, cessation of business in all material respects, insolvency, business failure, inability to pay debts as they mature, the making of an assignment for the benefit of creditors, the commencement, by Debtor, of any proceedings under any bankruptcy or insolvency laws, or the filing against Mercury of any request or petition for liquidation, reorganization or other similar relief under any bankruptcy or insolvency laws and the failure to have such proceeding dismissed within sixty (60) days of filing;

                 (g) appointment of a receiver of any material part or all of Debtor's assets if such appointment or proceeding continues for a period of more than sixty (60) days;

                 (h) Debtor entering into any transaction that is a "change of control" as defined in the Mercury Air Group, Inc. Indenture dated January 30, 1995 and which causes a "rating downgrade" as defined in the same Indenture;

                 (i) default in the payment by Debtor of any amount over $70,000 due and owing to the lessor of any of the leasehold properties at Corpus Christi, Texas; Addison, Texas; Ontario, California; Peachtree-DeKalb in Atlanta, Georgia; Hartsfield in Atlanta, Georgia; or Bedford, Massachusetts, provided that Debtor has not disputed in good faith that such amount is due and owing; or

                 (j) the declaration of a default by the lessor of any of the leasehold properties at Corpus Christi, Texas; Addison, Texas; Ontario, California; Peachtree-DeKalb in Atlanta, Georgia; Hartsfield in Atlanta, Georgia; or Bedford, Massachusetts.





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The occurrence and continuance of any of the event specified in Clause (a) for a period of ten (10) days following the sending of a written notice of such event to Debtor shall constitute an "Event of Default". The occurrence and continuance of any of the events specified in Clauses (b), (c), for a period of thirty (30) days following the sending of a written notice of such event to Debtor shall constitute and "Event of Default"; provided however that if any such event is not reasonably susceptible of cure within such thirty (30) day period, an Event of Default shall not be deemed to occur if Debtor commences a cure within such thirty (30) day periods and proceeds diligently to complete such cure no later than sixty (60) days following written notice. The occurrence of any of the events specified in Clauses (d), (e), (f), (g), (h),
(i) and (j) shall be deemed an "Event of Default" without notice or lapse of time.

Should an Event of Default occur, Secured Party may employ all remedies allowed by law, including, without limitation, declaring all indebtedness owed hereunder, as well as any other indebtedness or liability of Debtor owed to Secured Party, immediately due and payable. Additionally, Secured Party may require Mercury to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. The requirements of the Uniform Commercial Code for reasonable notification to Debtor of the time and place of any proposed public sale of the Collateral or of the time after which any private sale or other intended disposition of the Collateral is to be made shall be met if such notice is mailed, postage prepaid, to Debtor's address, as specified herein, at least ten (10) days before the time of the sale or disposition. After deduction of all reasonable expenses incurred in realizing on Secured Party's security interest, and after the payment of all principal, interest and late payment charges due under this Agreement, the balance of the proceeds of sale, if any, may be applied to the payment of any or all other indebtedness which Debtor owes Secured Party, regardless of whether such indebtedness is due or not. Debtor shall be liable for any deficiency in its financial obligation under this Agreement after application of such proceeds. Debtor agrees to pay the reasonable attorneys' fees incurred by Secured Party to repossess the Collateral as well as the attorneys' fees incurred in pursuing and collecting any deficiency. At Secured Party's option and upon and Event of Default, Secured Party may elect to assume the real estate leases described in Clause
(k) pursuant to the conditional assignment to be executed and delivered by Debtor to Secured Party.

         8. Obligation to Make Payments. Debtor acknowledges and agrees that its obligation to make all payments due and owing under the provisions hereof shall be absolute and unconditional and to the extent permitted by applicable law shall not be affected by any circumstance whatsoever, including, without limitation (a) any setoff, counterclaim, defense or other right which Debtor may have





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against Secured Party or any other person or entity for any reason whatsoever;
(b) any defect in the title, condition, design, operation or fitness for use of, or any damage to or loss or destruction of the Collateral identified above, or any interference, interruption or cessation in or prohibition of the use or possession thereof by Debtor for any reason whatsoever, including, without limitation, any such interference, interruption, cessation or prohibition resulting from the act of any governmental authority; (c) any liens or rights of others with respect to the Collateral; (d) the invalidity or unenforceability or lack of due authorization of this Agreement or any lack of right, power or authority of Debtor or Secured Party to enter into this Agreement; (e) any insolvency, bankruptcy, reorganization or similar proceedings by or against Debtor or any other person or entity; or (f) any other cause whether similar or dissimilar to the foregoing, any present or future law notwithstanding, it being the intention of the parties hereto that all payments being payable by Debtor hereunder shall continue to be payable in all events in the manner and at the time provided herein. Such payments shall not be subject to any abatement, setoff or reduction for any reason whatsoever, including any present of future claims by Debtor against Secured Party under this Agreement or otherwise. To the extent permitted by applicable law, Debtor hereby waives any rights which it may now have or which may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Agreement except in accordance with the terms hereof.

         9. Waivers. Debtor hereby waives any requirements pertaining to presentment, demand for payment, notice of dishonor, and except to the extent specifically set forth in Section 7 hereof, all other notices or demands in connection with the delivery, acceptance, performance or default of this Promissory Note. No waiver of any covenant, warranty or condition of this Agreement, nor of any breach or default hereunder, shall be effective for any purpose whatsoever unless such waiver is in writing and signed by an officer of Secured Party. It is expressly agreed that Secured Party's waiver of any breach or default by Debtor shall constitute a waiver only as to such particular breach or default and not a waiver of any future breach or default.

         10. Legal, Valid, Binding and Enforceable Obligation. Debtor represents and warrants to Secured Party that this Promissory Note, upon execution and delivery, will constitute the legal, valid and binding obligation of Debtor and shall be enforceable in accordance with its terms. Debtor agrees to furnish Secured Party with written legal opinions, satisfactory in form and substance to Secured Party, verifying the aforesaid representation and warranty.

         11. Changes of Address. Debtor shall immediately notify Secured Party in writing of any change of address from that shown in this Agreement.





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         12.     GOVERNING LAW AND FORUM CHOICE.  THIS AGREEMENT WAS MADE AND
ENTERED INTO IN THE STATE OF KANSAS AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF KANSAS AS IT MAY FROM TIME TO TIME EXIST. THE LAW OF THE STATE OF KANSAS SHALL APPLY TO ANY AND ALL MATTERS ARISING FROM OR RELATED TO THIS AGREEMENT AND TRANSACTION, INCLUDING ANY ACTIONS UNDERTAKEN BY SECURED PARTY SHOULD AN "EVENT OF DEFAULT" OCCUR, AND ALL OTHER REMEDIES WHICH MAY BE AVAILABLE INCLUDING SEEKING A DEFICIENCY JUDGMENT AGAINST DEBTOR. THE PARTIES AGREE THAT ANY LEGAL PROCEEDING BASED UPON THE PROVISIONS OF THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN EITHER THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF KANSAS AT WICHITA, KANSAS, OR IN THE EIGHTEENTH JUDICIAL DISTRICT COURT OF SEDGWICK COUNTY, KANSAS, TO THE EXCLUSION OF ALL OTHER COURTS AND TRIBUNALS. NOTWITHSTANDING THE ABOVE, IN THE EVENT AN "EVENT OF DEFAULT" SHOULD OCCUR, SECURED PARTY (AT ITS SOLE OPTION) MAY INSTITUTE A LEGAL PROCEEDING IN ANY JURISDICTION AS MAY BE APPROPRIATE IN ORDER FOR SECURED PARTY TO OBTAIN POSSESSION OF AND FORECLOSE UPON THE COLLATERAL. THE PARTIES HEREBY CONSENT AND AGREE TO BE SUBJECT TO THE JURISDICTION OF THE AFORESAID COURTS IN SUCH PROCEEDINGS.

         13. Enforceability. The provisions of this Agreement shall be severable and, if any provisions are for any reason determined to be invalid, void or unenforceable, in whole or in part, the remaining provisions shall remain in full force and effect; provided that the purpose of the remaining valid, effective and enforceable provisions is not frustrated; and provided further that no party is substantially and materially prejudiced thereby.

         14. Assignability. Secured Party shall have the absolute right to assign, transfer or sell any of its rights under this Promissory Note to any party of its choosing upon giving written notice thereof to Debtor. Debtor may not assign or delegate any of its rights or obligations hereunder without the prior written consent of Secured Party.

         15. Binding Agreement. All obligations of Debtor hereunder shall bind the heirs, legal representatives, successors and assigns of Debtor. If there be more than one Debtor hereunder, their liabilities shall be joint and several. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns.

         16. Entire Agreement. This Agreement and the Security Agreement constitute the entire agreement between and among the parties with respect to the subject matter hereof. There are no verbal understandings, agreements, representations or warranties between the parties which are not expressly set forth herein. This Agreement shall not be changed orally, but only in writing signed by the parties hereto.





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         17.     Notices.  Any formal notice required or allowed hereunder
shall be deemed sufficiently given if personally delivered or sent by certified mail (return receipt requested) or express mail carrier or telefacsimile to the party to whom said notice is to be given. Notices sent by certified mail, return receipt requested, shall be deemed to be served upon receipt. Notices sent by express mail carrier shall be deemed to have been served on the day following the day sent to the addressee subject to confirmation of delivery by the applicable express mail carrier. Notices sent by telefacsimile shall be deemed to have been served on the day sent.

Until changed by written notice given by either party to the other, the addresses of the parties shall be as follows:

         Debtor:                  Mercury Air Group, Inc.
                                  Attn:    Executive Vice President -
                                           Commercial operations
                                  5456 McConnell Avenue
                                  Los Angeles, California 90066
                                  Telefacsimile:  (310) 827-5510

with copies to:

                                  Mercury Air Group
                                  Attn:  General Counsel
                                  5456 McConnell Avenue
                                  Los Angeles, California 90066
                                  Telefacsimile:  (310) 827-5510

         Secured Party:           Raytheon Aircraft Services Corporation
                                  Attn: President
                                  P.O. Box 2966
                                  10225 E. Kellogg
                                  Wichita, Kansas 67207
                                  Telefacsimile  (316) 676-4906

The designated addresses of both parties must be located within the United States of America.

         18. Signatory Authority. The undersigned officer of Debtor verifies and warrants that he/she has read this Promissory Note in its entirety, that he/she understands its provisions and purpose, and that he/she has full authority to sign and deliver the same on behalf of Debtor and to bind Debtor, as a corporation, thereto.





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         In witness of the foregoing, Debtor has caused its duly authorized officer to execute and deliver this Agreement at Wichita, Kansas on the day and year herein stated.

                                           MERCURY AIR GROUP INC.

                                           By:  /s/ Randolph E. Ajer
                                              --------------------------------

                                                            "Debtor"


STATE OF CALIFORNIA               )
                                  )        ss:
COUNTY OF LOS ANGELES             )


         On June 26, 1996, before me, the undersigned, personally appeared Randolph E. Ajer, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal

Signature /s/ SIG                    (Seal)
          ---------------------------

THIS PROMISSORY NOTE IS SUBJECT TO THE TERMS OF A LETTER AGREEMENT DATED AUGUST 29, 1996 BETWEEN MERCURY AIR GROUP, INC. AND RAYTHEON AIRCRAFT SERVICES, INC.





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